EXHIBIT 10.4
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of June 12, 2017, between BES ACQUISITIONS, LLC, an Illinois limited liability company ("Buyer"), and GGT TRG RIM TX, LLC, a Delaware limited liability company ("Seller").
WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement, dated as of May 19, 2017 (the "Agreement"); and
WHEREAS, Buyer and Seller have agreed to modify the Agreement as set forth below.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller hereby agree to amend the Agreement as follows:
1.Purchase Price. The Purchase Price shall be $47,750,000.
2.    Feasibility Period. The Feasibility Period shall expire at 5:00 p.m., Central Time, on June 12, 2017.
3.    Additional Earnest Money. On or before the expiration of the Feasibility Period, Buyer shall deposit $250,000 as additional Earnest Money (the "Additional Earnest Money") with Escrow Agent. The Additional Earnest Money shall be deemed to be a part of "Earnest Money" for all purposes under the Agreement, such that upon such deposit, the aggregate Earnest Money shall be $750,000.
4.    Full Force and Effect. The Agreement is and shall remain in full force and effect, binding on the parties and unmodified except as expressly provided herein.
5.    Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning assigned to such terms in the Agreement.
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which, taken together, will constitute one instrument. Buyer and Seller may execute different counterparts of this Amendment and, if they do so, the signature pages from the different counterparts may be combined to provide one integrated document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SELLER:

GGT TRG RIM TX, LLC, a Delaware limited liability company

By:	TRG Rim L.P., a Delaware limited partnership, its operating member

By:	TRG – Rim GP, LLC, a Delaware limited liability company, its general partner

By: /s/ Brian Tusa
Brian Tusa, President

BUYER:

BES ACQUISITIONS, LLC, an Illinois limited liability company
By:     /s/ Mark D. Gluskin
Mark D. Gluskin
Officer

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